Exhibit 4.5

FORM OF CERTIFICATE FOR PREFERRED STOCK

SERIES	SERIES
PREFERRED STOCK	PREFERRED STOCK

RAYMOND JAMES FINANCIAL, INC.

Incorporated under the laws of

the State of Florida

Number NP	Shares

See Reverse for	CUSIP	754730
Certain Definitions	This Certificate is transferable in New York, New York
	and in

This certifies that                                                                is the owner of                                           fully paid and non-assessable shares of the series                      preferred stock of Raymond James Financial, Inc. (hereinafter referred to as the “Corporation”) transferable in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the provisions of the Restated Articles of Incorporation, all amendments thereto, the articles of amendment for this series, and the Amended and Restated Bylaws of the Corporation, and to the rights, preferences and voting powers of the Preferred Stock of the Corporation now or hereinafter outstanding, the terms of all such provisions, rights, preferences and voting powers being incorporated herein by reference.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Secretary	President

Countersigned and Registered:

MELLON INVESTOR SERVICES LLC
Transfer Agent and Registrar

By:
Authorized Signature

[Reverse Side of Preferred Stock Certificate]

RAYMOND JAMES FINANCIAL, INC.

RAYMOND JAMES FINANCIAL, INC.’S AUTHORIZED CAPITAL STOCK INCLUDES PREFERRED STOCK, INCLUDING THIS SERIES                      PREFERRED STOCK, WHICH, WHEN ISSUED, SHALL HAVE CERTAIN PREFERENCES OR SPECIAL RIGHTS IN THE PAYMENT OF DIVIDENDS, IN VOTING, UPON LIQUIDATION, OR OTHERWISE. THE CORPORATION, UPON REQUEST, WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS AND A COPY OF THE PORTIONS OF THE RESTATED ARTICLES OF INCORPORATION OR ARTICLES OF AMENDMENT CONTAINING THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF ALL SHARES AND ANY CLASS OR SERIES THEREOF. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common

TEN ENT —	as tenants by the entireties

JT TEN —	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT —                                  as Custodian for

                                                 (Cust)                                                           (Minor)

under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address of assignee)

                                          shares of the capital stock represented by the within Certificate and does hereby irrevocably constitute and appoint                                               Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

Signature
NOTICE:	The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

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